UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Palomar Holdings, Inc.
(Exact name of registrant as specified in its charter) Commission File Number: 001-38873

Delaware	83-3972551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500 La Jolla, California 92037
(Address of principal executive offices, including zip code)

(619) 567-5290
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2024, the Board of Directors (the "Board") of Palomar Holdings, Inc. (the "Company") appointed Thomas Bradley as a Class I director of the Company effective immediately, to serve until the Company’s 2026 Annual Meeting of Stockholders, and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Mr. Bradley was appointed to serve on the Enterprise Risk Management (ERM) Committee and Audit Committee of the Board.

There were no arrangements or understandings between Mr. Bradley and any other persons pursuant to which he was elected as a director, and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Bradley and the Company required to be disclosed herein.

Upon appointment, Mr. Bradley was granted an initial award of 1,331 restricted stock units (“RSUs”) which will vest in full on the first anniversary of the grant date, subject to Mr. Bradley's continuous service.

As a non-employee director, Mr. Bradley will receive compensation in the same manner as the Company’s other non-employee directors. The Company previously disclosed the terms of non-employee director compensation in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2023.

The Company has entered into an indemnification agreement with Mr. Bradley, consistent with the form of the Company’s indemnity agreement entered into with its other directors and filed as an exhibit to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 15, 2019.

Item 7.01. Regulation FD Disclosure.

A copy of the Press Release announcing the appointment of Mr. Bradley is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR HOLDINGS, INC.

Date:	March 1, 2024	/s/ T. Christopher Uchida
T. Christopher Uchida
Chief Financial Officer
(Principal Financial and Accounting Officer)